FINGERMOTION, INC.
(the “Corporation”)

Audit Committee Charter

Objectives

The Corporation’s Audit Committee (the “Audit Committee”) will assist the Corporation’s Board of Directors (the “Board of Directors”) in fulfilling its oversight responsibilities for:

1.	the system of internal control over financial reporting;

2.	the audit process;

3.	compliance with legal and regulatory requirements; and

4.	the processes for identifying, evaluating and managing the company’s principal risks impacting financial reporting.

Membership

The Board of Directors shall appoint annually from among its members an Audit Committee to hold office for the ensuing year or until their successors are elected or appointed (each, a “Member” of the Audit Committee).

The Audit Committee shall be composed of at least three directors, and not more than five directors, each of whom must be: (i) an “independent director” as defined under Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act); (iii) not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement. Additionally, one Member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board of Directors may from time to time designate one of the Members of the Audit Committee to be the Audit Committee Chair and, unless otherwise determined by the Board of Directors, the Secretary of the Corporation shall be the Secretary of the Audit Committee.

Meetings and Participation

The Audit Committee shall meet at least once per quarter, or more frequently as circumstances dictate. Any Member of the Audit Committee or the external auditor may call a meeting of the Audit Committee. The Corporation’s auditors shall be provided notice of all meetings of the Audit Committee and be entitled to attend and be heard thereat.

Meeting agendas will be prepared and provided in advance to Members, along with appropriate briefing materials. The agenda will be set by the Audit Committee Chair in consultation with other Members of the Audit Committee, the Board of Directors and senior management of the Corporation.

No business may be transacted by the Audit Committee except at a meeting of its Members at which a quorum of the Audit Committee is present. A quorum for meetings of the Audit Committee is a majority of its Members.

The Audit Committee shall keep minutes of its meetings in which shall be recorded all action taken by it, which minutes shall be approved by Audit Committee Members and available as soon as possible to the Board of Directors.

Duties, Powers, and Responsibilities

The Audit Committee is hereby delegated the following duties and powers, without limiting these duties and powers, the Audit Committee shall:

(a)	Financial Reporting

●	Review and recommend for approval to the Board of Directors the Corporation’s annual and quarterly financial statements (individually and collectively, the “Financial Statements”), accounting policies that affect the Financial Statements, annual MD&A and associated press release.

●	Review the Corporation’s Annual Report for consistency with the financial disclosure referenced in the annual Financial Statements.

●	Be satisfied as to the adequacy of procedures in place for the review of the Corporation’s public disclosure of financial information extracted or derived from annual or quarterly Financial Statements and periodically assess the adequacy of such procedures.

●	Review and approve quarterly Financial Statements, accounting policies that affect the Financial Statements, the quarterly MD&A and the associated press release.

●	Review significant issues affecting financial reports.

●	Review emerging Auditing Standards as issued by the Public Company Accounting Oversight Board and the United States Securities and Exchange Commission; and developments that could affect the Corporation.

●	Understand how management develops interim financial information and the nature and extent of external audit involvement.

●	In review of the annual and quarterly Financial Statements, discuss the quality of the Corporation’s accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the Financial Statements.

●	Review and approve any earnings guidance to be provided by the Corporation.

(b)	Internal and Disclosure Controls

●	Consider the effectiveness of the Corporation’s internal controls over financial reporting and related information technology security and control.

●	Review and approve corporate signing authorities and modifications thereto.

●	Review with the auditors any issues or concerns related to any internal control systems in the process of the audit.

●	Review the plan and scope of the annual audit with respect to planned reliance and testing of controls and major points contained in the auditor’s management letter resulting from control evaluation and testing.

●	Establish and maintain complaint procedures regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures are appended hereto as Appendix A.

●	Review with management, external auditors and legal counsel any material litigation claims or other contingencies, including tax assessments, and adequacy of financial provisions, that could materially affect financial reporting.

●	Review with the Corporation’s Chief Executive Officer and the Chief Financial Officer the Corporation’s disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

●	Discuss with the Corporation’s Chief Executive Officer and the Chief Financial Officer all elements of certification required pursuant to Exchange Act Rule 13a-14(a) and 13a-14(b).

●	Approve all material related party transactions in advance; of which materiality is set a $1 for such matters.

(c)	External Audit

●	Oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing such other audit, review or attest services for the Corporation, including the resolution of disagreements between management and the external auditor regarding financial reporting.

●	Review and approve the audit plans, scope and proposed audit fees.

●	Annually review the independence of the external auditors by receiving a report from the independent auditor detailing all relationships between them and the Corporation.

●	Discuss with the auditors the results of the audit, any changes in accounting policies or practices and their impact on the financials, as well as any items that might significantly impact financial results.

●	Receive a report from the auditors on critical accounting policies and practices to be used, all alternative treatments of financial information within US GAAP and GAAS that have been discussed with management, including the ramifications of the use of such alternative treatments, and the treatment preferred by the auditor.

●	Receive an annual report from the auditors describing the audit firm’s internal quality-control procedures, and material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more audits carried out the firm, and any steps taken to deal with any such issues.

●	Ensure regular rotation of the lead partner and reviewing partner.

●	Evaluate the performance of the external auditor and the lead partner annually.

●	Recommend to the Board of Directors (i) the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Corporation and (ii) the compensation of the external auditor.

●	Separately meet with the auditors, apart from management, at least once a year.

(d)	Non-Audit Services

●	Pre-approve all non-audit services to be provided to the Corporation or its subsidiary entities by the external auditor. Pre-approval may be granted by any one Member of the Audit Committee.

(e)	Risk Management

●	Review and monitor the processes in place to identify and manage the principal risks that could impact the financial reporting of the Corporation.

●	Ensure that directors’ and officers’ liability insurance is in place.

●	Review and approve corporate investment policies.

●	Assess, as part of its internal controls responsibility, the effectiveness of the over-all process for identifying principal business risks and report thereon to the Board of Directors.

(f)	Other Responsibilities and Matters

●	Report through its Chair to the Board of Directors following meetings of the Audit Committee.

●	Review annually the adequacy of this Charter and confirm that all responsibilities have been carried out.

●	Evaluate the Audit Committee’s and individual Member’s performance on a regular basis and report annually to the Board of Directors the result of its annual self-assessment.

●	Review and approve the Corporation’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Corporation.

●	Discuss the Corporation’s compliance with tax and financial reporting laws and regulation, if and when issues arise.

Authority

The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to set and pay the compensation for any advisors employed by the Audit Committee at the cost of the Corporation without obtaining approval of the Board of Directors, based on its sole judgment and discretion. The Audit Committee has the authority to communicate directly with the intern/al and external auditors of the Corporation.

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Appendix A

To Audit Committee Charter

Procedures for the Submission of Complaints or Concerns
Regarding Accounting, Internal Accounting Controls or Auditing Matters

1.	The Corporation shall forward to the Audit Committee of the Board of Directors any complaints that it has received regarding accounting, internal accounting controls or auditing matters.

2.	Any employee of the Corporation may submit, on a confidential, anonymous basis if the employee so desires, any concerns by sending such concerns in writing and forwarding them in a sealed envelope to:

Attention: Chair of the Audit Committee

FingerMotion, Inc.

1460 Broadway, New York, NY, USA 10036

The envelope is to be clearly marked, “To be opened by the Audit Committee only.”

Any such envelopes shall be forwarded promptly to the Chair of the Audit Committee.

3.	Contact information including a phone number and e-mail address shall be published for the Chair of the Audit Committee on the Corporation’s website for those people wishing to contact the Chair directly.

4.	At each of its meetings following the receipt of any information pursuant to this Appendix, the Audit Committee shall review and consider any such complaints or concerns and take any action that it deems appropriate in the circumstances.

5.	The Audit Committee shall retain any such complaints or concerns along with the material gathered to support its actions for a period of no less than seven years. Such records will be held on behalf of the Audit Committee by the Audit Committee Secretary.

6.	This Appendix A shall appear on the Corporation’s website as part of this Charter.

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